Exhibit 99.1


Name:  APPALOOSA PARTNERS INC.
Address: 26 Main Street
         Chatham, NJ  07928

Designated Filer:  David A. Tepper

Issuer:  WALTER INDUSTRIES, INC.
Issuer's Trading Symbol:  WLT

Date of Event Requiring Statement:  October 29, 2004


By: /s/ David A. Tepper                   November 1, 2004
   -------------------------------------------------------
    Name:  David A. Tepper                      Date
    Title: President


Name: Appaloosa Management L.P.
Address:  c/o Appaloosa Partners Inc.
          26 Main Street
          Chatham, NJ  07928

Designated Filer:  David A. Tepper

Issuer:  WALTER INDUSTRIES, INC.
Issuer's Trading Symbol:  WLT

Date of Event Requiring Statement:  October 29, 2004

By:  APPALOOSA PARTNERS INC.,
     Its General Partner

By: /s/ David A. Tepper                   November 1, 2004
   -------------------------------------------------------
    Name:  David A. Tepper                      Date
    Title: President


Name: APPALOOSA INVESTMENT LIMITED PARTNERSHIP I
Address:  c/o Appaloosa Partners Inc.
          26 Main Street
          Chatham, NJ  07928

Designated Filer:   David A. Tepper

Issuer:  WALTER INDUSTRIES, INC.
Issuer's Trading Symbol:  WLT

Date of Event Requiring Statement:  October 29, 2004

By:  APPALOOSA Management L.P., its General Partner
     By: Appaloosa Partners Inc., its General Partner

    /s/ David A. Tepper                 November 1, 2004
    ------------------------------------------------------
    Name:  David A. Tepper                    Date
    Title: President


Name: PALOMINO FUND LTD.

Address:  c/o Appaloosa Partners Inc.
          26 Main Street
          Chatham, NJ  07928

Designated Filer:   David A. Tepper

Issuer:  WALTER INDUSTRIES, INC.
Issuer's Trading Symbol:  WLT

Date of Event Requiring Statement:  October 29, 2004

By:  APPALOOSA Management L.P., its Investment Advisor
     By: Appaloosa Partners Inc., its General Partner

    /s/ David A. Tepper                 November 1, 2004
    -------------------------------------------------------
    Name:  David A. Tepper                    Date
    Title: President